UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 31, 2008 (March 27, 2008)

Date of Report (Date of Earliest Event Reported)

ALERIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7170	75-2008280
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

25825 Science Park Drive, Suite 400 Beachwood, Ohio	44122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 910-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Item 7.01.	Regulation FD Disclosure.

On March 27, 2008, Aleris International, Inc. (the “Company”) issued an earnings press release announcing its financial results for the fourth quarter of 2007 and the year ended December 31, 2007 (the “March 27 Release”) and made a presentation concerning those financial results at a conference call that day (the “March 27 Presentation”). Following the March 27 Presentation, the Company determined that it should allocate a portion of the interest expense to discontinued operations and revise the calculation of the book loss on the sale of our zinc business in the March 27 Release and the March 27 Presentation. The Company has revised the March 27 Release and the March 27 Presentation to reflect this allocation. The revised earnings press release is attached hereto as Exhibit 99.1, and the revised presentation is attached hereto as Exhibit 99.2.

The following changes have been made to the table on page 2 of the March 27 Release:

	For the three months ended December 31				For the year ended December 31
	2007		2006		2007		2006
	(Successor)		(Combined)		(Successor)		(Combined)
		(unaudited)
	March 27 Release	Revised Release	March 27 Release	Revised Release	March 27 Release	Revised Release	March 27 Release	Revised Release
(Loss) income from continuing operations	(69.9)	(68.7)	5.9	7.3	(94.1)	(92.9)	30.8	32.2
Net (loss) income	(114.0)	(111.0)			(128.6)	(125.6)
Cash flow provided by operating activities from continuing operations	160.3	164.5	64.3	65.7	303.7	307.9	208.6	210.0

On page 3 of the March 27 Release, the phrase “loss from continuing operations of $69.9 million” at the end of the first sentence underneath the heading “Fourth Quarter 2007” has been replaced with the phrase “loss from continuing operations of $68.7 million”.

On page 3 of the March 27 Release, the phrase “loss from continuing operations of $94.1 million” at the end of the first sentence underneath the heading “Full Year 2007” has been replaced with the phrase “loss from continuing operations of $92.9 million”. In the first sentence of the next paragraph, the phrase “income from continuing operations of $30.8 million” has been replaced with the phrase “income from continuing operations of $32.2 million”.

The following changes have been made to the Company’s Consolidated Statement of Operations on page 9 of the March 27 Release:

	For the three months ended December 31				For the year ended December 31
	2007		2006		2007		2006
	(Successor)		(Combined)		(Successor)		(Combined)
	(unaudited)
	March 27 Release	Revised Release	March 27 Release	Revised Release	March 27 Release	Revised Release	March 27 Release	Revised Release
Interest expense	53.8	51.8			209.2	207.9
(Loss) income from continuing operations before provision for income taxes and minority interests	(109.9)	(107.9)			(183.2)	(181.2)
(Benefit from) provision for income taxes	(39.1)	(38.3)	6.8	5.4	(89.2)	(88.4)	24.1	22.7
(Loss) income from continuing operations before minority interests	(70.8)	(69.6)	4.9	6.3	(94.0)	(92.8)	30.9	32.3
Net (loss) income from continuing operations	(69.9)	(68.7)	5.9	7.3	(94.1)	(92.9)	30.8	32.2
Net (loss) income from discontinued operations, net of tax	(44.1)	(42.3)	5.0	3.6	(34.5)	(32.7)	39.5	38.1
Net (loss) income	(114.0)	(111.0)			(128.6)	(125.6)

The following changes have been made to the Company’s Operating and Segment Information on page 10 of the March 27 Release:

	For the three months ended December 31				For the year ended December 31
	2007		2006		2007		2006
	(Successor)		(Combined)		(Successor)		(Combined)
	(unaudited)
	March 27 Release	Revised Release	March 27 Release	Revised Release	March 27 Release	Revised Release	March 27 Release	Revised Release
Interest expense	53.8	51.8			209.2	207.9
(Loss) income from continuing operations before provision for income taxes and minority interests	(109.9)	(107.9)			(183.2)	(181.2)

The following changes have been made to the Company’s Condensed Consolidated Balance Sheet on page 11 of the March 27 Release:

	December 31, 2007
	March 27 Release	Revised Release
Assets of discontinued operations – current	251.1	254.1
Total Current Assets	1,981.5	1,984.5
TOTAL ASSETS	$5,117.5	$5,120.5
Accrued liabilities	248.2	252.9
Total Current Liabilities	1,022.0	1,026.7
Other long-term liabilities	326.8	322.1
Stockholder’s equity	847.7	850.7
TOTAL LIABILITIES AND EQUITY	$5,117.5	$5,120.5

The following changes have been made to the Reconciliation of (Loss) Income from Continuing Operations to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and EBITDA, Excluding Special Items on page 12 of the March 27 Release and slide 29 of the March 27 Presentation:

	For the three months ended December 31				For the year ended December 31
	2007		2006		2007		2006
	(Successor)		(Combined)		(Successor)		(Combined)
	(unaudited)
	March 27 Release	Revised Release	March 27 Release	Revised Release	March 27 Release	Revised Release	March 27 Release	Revised Release
(Loss) income from continuing operations	(69.9)	(68.7)	5.9	7.3	(94.1)	(92.9)	30.8	32.2
Interest expense, net	53.5	51.5			205.9	203.9

The following changes have been made to the Reconciliation of Free Cash Flow to Cash Flow from Operating Activities of Continuing Operations on page 13 of the March 27 Release and slide 30 of the March 27 Presentation:

	For the three months ended December 31				For the year ended December 31
	2007		2006		2007		2006
	(Successor)		(Combined)		(Successor)		(Combined)
	(unaudited)
	March 27 Release	Revised Release	March 27 Release	Revised Release	March 27 Release	Revised Release	March 27 Release	Revised Release
Interest expense, net	(53.5)	(51.5)			(205.9)	(203.9)
(Benefit from) provision for income taxes	39.1	38.3	(6.8)	(5.4)	89.2	88.4	(24.1)	(22.7)
Net income (loss) from continuing operations	(69.9)	(68.7)	5.9	7.3	(94.1)	(92.9)	30.8	32.2
Benefit from deferred income taxes	(49.6)	(49.4)			(99.9)	(99.7)
Net change in operating assets and liabilities	192.8	195.6			221.0	223.8	71.0	65.9
Cash provided by operating activities from continuing operations	$160.3	$164.5	$64.3	$65.7	$303.7	$307.9	$208.6	$210.0

The following changes have been made to the Reconciliation of Pro Forma Loss from Continuing Operations to Pro Forma EBITDA from Continuing Operations and Pro Forma Adjusted EBITDA from Continuing Operations page 15 of the March 27 Release and on slide 32 of the March 27 Presentation:

	December 31,
	2007
	March 27 Release	Revised Release
Pro forma loss from continuing operations	$(97.0)	$(95.8)
Interest expense, net	218.3	216.3
Income taxes	(91.1)	(90.3)

In addition, the phrase “loss from continuing operations of $97.0 million consists of Aleris’s historical loss from continuing operations of $94.1 million” in the first sentence of footnote 3 to the reconciliation has been deleted and replaced with the phrase “loss from continuing operations of $95.8 million consists of Aleris’s historical loss from continuing operations of $92.9 million”.

The information contained in this Current Report on Form 8-K, including the exhibits attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

The information contained in this Current Report on Form 8-K and on Exhibits 99.1 and 99.2 contains certain forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These include statements that contain words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should” and similar expressions intended to connote future events and circumstances, and include statements regarding future actual and adjusted earnings and earnings per share; future improvements in margins, processing volumes and pricing; overall 2008 operating performance; anticipated higher adjusted effective tax rates; expected cost savings; success in integrating Aleris’s recent acquisitions, including the acquisition of the downstream aluminum businesses of Corus Group plc; its future growth; the economic environment in 2008; future benefits from acquisitions and new products; expected benefits from changes in the industry landscape; and anticipated synergies resulting from the Company’s acquisitions. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and that actual results could differ materially from those described in the forward-looking statements. These risks and uncertainties would include, without limitation, Aleris’s levels of indebtedness and debt service obligations; its ability to effectively integrate the business and operations of its acquisitions; further slowdowns in automotive production in the U.S. and Europe; the financial condition of Aleris’s customers and future bankruptcies and defaults by major customers; the availability at favorable cost of aluminum scrap and other metal supplies that Aleris processes; the ability of Aleris to enter into effective metals, natural gas and other commodity derivatives; continued increases in natural gas and other fuel costs of Aleris; a weakening in industrial demand resulting from a decline in U.S. or world economic conditions, including any decline caused by terrorist activities or other unanticipated events; future utilized capacity of Aleris’s various facilities; a continuation of building and construction customers and distribution customers reducing their inventory levels and reducing the volume of Aleris’s shipments; restrictions on and future levels and timing of capital expenditures; retention of Aleris’s major customers; the timing and amounts of collections; currency exchange fluctuations; future write-downs or impairment charges which may be required because of the occurrence of some of the uncertainties listed above; and other risks listed in Aleris’s filings with the Securities and Exchange Commission (the “SEC”), including but not limited to Aleris’s annual report on Form 10-K for the fiscal year ended December 31, 2007 particularly the section entitled “Risk Factors” contained therein. The forward looking statements contained in this report and on such exhibits are made only as of the date hereof. We do not assume any obligation to update any of these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Revised Press Release, dated March 27, 2008

99.2	Revised Presentation dated March 27, 2008

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2008

Aleris International, Inc

By:	/s/ Joseph M. Mallak
Joseph M. Mallak
Senior Vice President, Finance, Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Revised Press Release, dated March 27, 2008

99.2	Revised Presentation dated March 27, 2008